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                      EXECUTIVE BENEFIT VARIABLE UNIVERSAL LIFE


                            SUPPLEMENT TO THE PROSPECTUS
                               DATED SEPTEMBER 1, 1995
                                         OF

              CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                                   (THE "COMPANY")

                       LIFESPAN CAPITAL APPRECIATION PORTFOLIO
                             LIFESPAN BALANCED PORTFOLIO
                        LIFESPAN DIVERSIFIED INCOME PORTFOLIO
                             (THE "LIFESPAN PORTFOLIOS")


     At a meeting of the Company's shareholders on February 14, 1996, the shareholders approved several changes to the management of the Company and the LifeSpan Portfolios as a result of the impending merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to the LifeSpan Portfolios. The Merger is expected to be consummated on March 1, 1996.

     The shareholders have approved the following changes to the Company's management effective as follows:

     - The selection of OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade Center, New York, NY, as the investment adviser to the LifeSpan Portfolios. Oppenheimer is a registered investment adviser, which together with its affiliates, has over $38 billion in assets under management. (EFFECTIVE IMMEDIATELY AFTER THE CONSUMMATION OF THE MERGER.)

          The rate of the investment management fee applicable to each LifeSpan Portfolio will not change as a result of Oppenheimer's assumption of the management of the Portfolios. Oppenheimer will be responsible to pay subadvisory fees directly to the LifeSpan Portfolios' respective subadvisers.

     - The selection of Babson-Stewart Ivory International ("Babson-Stewart"), a registered investment adviser and affiliate of Oppenheimer, as the subadviser to the International Component of each of LifeSpan Capital Appreciation Portfolio and Balanced Portfolio. Scudder, Stevens & Clark, Inc. ("Scudder"), the current subadviser to the International Component of such

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          Portfolios, will not provide subadvisory services after the Merger.
          The rate of the subadvisory fee to be paid by Oppenheimer to Babson-Stewart is less than that paid by G.R. Phelps to Scudder. However, unlike the current Scudder fee arrangement Babson-Stewart's subadvisory fee will not be calculated on the aggregate assets of the Portfolios and other portfolios managed by Babson-Stewart. (EFFECTIVE IMMEDIATELY AFTER THE CONSUMMATION OF THE MERGER.)

     - The election of eight (8) new directors to serve as the Company's Board of Directors. (EFFECTIVE ON THE 91ST DAY AFTER THE MERGER.)



February 16, 1996


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